ING Mutual Funds

ING Emerging Countries Fund (“Fund”)

Supplement dated April 15, 2008

to the Class A, Class B and Class C Prospectus,

the Class I, Class Q and Class W Prospectus,

and the Class A, Class B, Class C,

Class I, Class O, Class Q and Class W

Statement of Additional Information

each dated February 29, 2008

On March 27, 2008, the Board of Trustees of ING Mutual Funds approved a change in the sub-adviser for the Fund from Brandes Investment Partners, L.P. to ING Investment Management Advisors B.V. (“IIMA”) and subsequent changes to the Fund’s principal investment strategies. IIMA will manage the Fund pursuant to an interim sub-advisory agreement until a shareholder meeting to seek approval of a new sub-advisory agreement with IIMA can be held. A proxy statement is expected to be mailed to shareholders on or about June 25, 2008. It is expected that IIMA will begin managing the Fund on or about June 10, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE